                                                                    Exhibit 99.3


                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                          AVALON BAY COMMUNITIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998

                                   (UNAUDITED)

         The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Avalon Bay Communities, Inc. ("Avalon Bay") as of March 31, 1998 gives effect to the subsequent acquisition of six communities (Avalon Ridge, Sunpointe, Verandas, Oxford Hills, Gates of Edinburgh and Prudential Center) and to the Merger as if they had occurred on March 31, 1998, all under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented for informational purposes only and is not necessarily indicative of what the actual condensed consolidated financial position of Avalon Bay would have been as of March 31, 1998, nor does it purport to represent the future condensed consolidated financial position of Avalon Bay. This information should be read in conjunction with the unaudited consolidated financial statements and other financial information contained in Bay's Quarterly Report on Form 10-Q and Avalon's Quarterly Report on Form 10-Q, in each case for the three months ended March 31, 1998, including the notes thereto.

                          AVALON BAY COMMUNITIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                          Pro Forma Adjustments
                                                            Avalon           Bay        -------------------------     Avalon Bay
                                                          Historical      Historical    Acquisition                    Pro Forma
                                                         Consolidated    Consolidated   Communities       Merger     Consolidated
                                                         ------------    ------------   -----------      --------    ------------

ASSETS
Real estate, net                                          $1,543,520      $1,417,708      $233,344       $479,134     $3,673,706
Cash and cash equivalents                                      3,497           2,892            --             --          6,389
Cash in escrow                                                 3,083           1,845            --             --          4,928
Resident security deposits                                     8,448           5,799            --             --         14,247
Investments in joint ventures                                 18,052              --            --             --         18,052
Deferred financing costs, net                                  9,891           8,821            --         (9,891)         8,821
Deferred development costs                                     8,218             989            --             --          9,207
Other assets                                                  16,404           9,410            --             --         25,814
                                                          ----------      ----------      --------       --------     ----------
            TOTAL ASSETS                                  $1,611,113      $1,447,464      $233,344       $469,243     $3,761,164
                                                          ==========      ==========      ========       ========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Notes payable and Unsecured Facilities                    $  558,336      $  605,191      $233,344       $ 25,000     $1,421,871
Payables for construction                                     13,624           5,619            --             --         19,243
Accrued expenses and other liabilities                        23,535          26,758            --             --         50,293
Resident security deposits                                    10,235           6,857            --             --         17,092
                                                          ----------      ----------      --------       --------     ----------
            TOTAL LIABILITIES                                605,730         644,425       233,344         25,000      1,508,499
                                                          ----------      ----------      --------       --------     ----------

Minority interest in Operating Partnerships                   16,167           9,124            --             --         25,291

Stockholders' equity:
   Preferred Stock                                                88              83            --            (27)           144
   Common Stock                                                  431             262            --            (73)           620
   Additional paid-in capital                              1,021,302         826,792            --        417,705      2,265,799
   Deferred compensation                                      (5,967)             --            --             --         (5,967)
   Distributions in excess of accumulated earnings           (26,638)        (33,222)           --         26,638        (33,222)
                                                          ----------      ----------      --------       --------     ----------
            STOCKHOLDERS' EQUITY                             989,216         793,915            --        444,243      2,227,374
                                                          ----------      ----------      --------       --------     ----------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $1,611,113      $1,447,464      $233,344       $469,243     $3,761,164
                                                          ==========      ==========      ========       ========     ==========



                             See accompanying notes.

                                   AVALON BAY
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.       BASIS OF PRESENTATION

         The pro forma adjustments for the Acquisition Communities reflect the five communities acquired by Avalon, Bay or Avalon Bay subsequent to March 31, 1998 (Avalon Ridge, Sunpointe, Verandas, Oxford Hills and Gates of Edinburgh) and one community that is a probable acquisition (Prudential Center) as if they had been acquired on March 31, 1998. The merger pro forma adjustments reflect the Merger as if it had occurred on March 31, 1998.

2.       MERGER ADJUSTMENTS

            i. Real estate, net: The adjustment reflects the increase in book value of Avalon's real estate assets based upon the Bay purchase of (1) the common stock of Avalon (Bay common stock is valued at $36.825 per share) based upon the exchange of each outstanding share of common stock of Avalon for .7683 of a share of Bay common stock, and (2) the conversion of Avalon Preferred Stock for substantially equivalent preferred stock of Bay as follows:

                 Issuance of 33,144,635 shares of Bay common stock
                  (assumed value of $36.825 per share) based on the
                  exchange ratio of .7683 shares of Bay common stock
                  for each share of Avalon common stock ............ $1,220,551
                 Issuance of Bay preferred stock in exchange for
                  Avalon Preferred Stock (liquidation price of
                  $25.00 for 8,755,000 shares of preferred stock)...    218,875
                 Estimated costs associated with the merger.........     25,000
                                                                     ----------
                 Purchase Price.....................................  1,464,426
                 Less: Historical book basis of Avalon's net assets
                  acquired (excludes deferred financing costs, net
                  and deferred compensation)........................   (985,292)
                                                                     ----------
                 Real estate, net pro forma adjustment.............. $  479,134
                                                                     ----------

            ii. Deferred financing costs, net: The adjustment reflects the elimination of Avalon deferred financing costs which have no future value to Avalon Bay.

            iii. Notes payable and Unsecured Facilities: The adjustment reflects additional borrowings for the payment of the estimated fees and other expenses relating to the Merger including, but not limited to, investment banking fees, legal and accounting fees, printing, filing and other related costs.

            iv. Stockholders' equity: The adjustments to stockholders' equity reflect the issuance of 33,144,635 shares of Bay common stock, par value $.01 per share, the exchange of Avalon Preferred Stock for substantially equivalent preferred stock of Bay, and the conversion of Bay Series A Preferred Stock and Bay Series B Preferred Stock for Bay common stock as follows:

                                                                                                                      DISTRIBUTIONS
                                                                            PAID-IN         PAID-IN                    IN EXCESS OF
                                               PREFERRED      COMMON        CAPITAL         CAPITAL      DEFERRED       ACCUMULATED
                                                 STOCK         STOCK      (PREFERRED)      (COMMON)    COMPENSATION      EARNINGS
                                               ---------      ------      -----------     ----------   ------------   -------------
Issuance of Bay Common Stock .................    $ --        $ 331        $      --      $1,220,220      $    --        $    --
Avalon historical stockholders' equity .......     (88)        (431)        (218,787)       (802,515)       5,967         26,638
Issuance of Bay Preferred Stock in exchange
  for Avalon Preferred Stock .................      88           --          218,787              --           --             --
Bay assumption of Avalon deferred
  compensation ...............................      --           --               --              --       (5,967)            --
Bay conversion of Series A Preferred Stock
  and Series B Preferred Stock ...............     (27)          27          (67,818)         67,818           --             --
                                                  ----        -----        ---------      ----------      -------        -------
STOCKHOLDERS' EQUITY PRO FORMA ADJUSTMENTS ...    $(27)       $ (73)       $ (67,818)     $  485,523      $    --        $26,638
                                                  ====        =====        =========      ==========      =======        =======

                          AVALON BAY COMMUNITIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND THE
                          YEAR ENDED DECEMBER 31, 1997

                                   (UNAUDITED)

         The following unaudited Pro Forma Condensed Consolidated Statements of Income of Avalon Bay for the three months ended March 31, 1998 and the year probable acquisitions, and the Merger as if the transactions had occurred on January 1, 1997. The acquisitions and Merger are accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

         The unaudited Pro Forma Condensed Consolidated Statements of Income are presented for informational purposes only and are not necessarily indicative of what the actual consolidated operating results of Avalon Bay would have been for the three months ended March 31, 1998 or the year ended December 31, 1997, nor do they purport to represent the future condensed consolidated financial results of Avalon Bay. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Bay's Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, and Avalon's Annual Report on Form 10-K, as amended and restated by Amendment No. 1 on Form 10-K/A, in each case for the year ended December 31, 1997, and Bay's Quarterly Report on Form 10-Q, and Avalon's Quarterly Report on Form 10-Q, in each case for the three months ended March 31, 1998, including the notes thereto.

                          AVALON BAY COMMUNITIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                      Pro Forma Adjustments
                                                      Avalon           Bay          ------------------------        Avalon Bay
                                                    Pro Forma       Pro Forma       Acquisition                     Pro Forma
                                                  Consolidated    Consolidated      Communities      Merger        Consolidated
                                                  ------------    ------------      -----------      -------       ------------

Revenue
     Rental income                                 $    56,018     $    44,684        $ 6,472             --        $   107,174
     Management fees                                       375              --             --             --                375
     Other income                                          138           1,753             97             --              1,988
                                                   -----------     -----------        -------        -------        -----------
          Total revenue                                 56,531          46,437          6,569             --            109,537
                                                   -----------     -----------        -------        -------        -----------

Expenses
     Operating expenses                                 20,928          14,558          3,110             --             38,596
     Interest expense                                    6,578           6,880          4,084            438             17,980
     Depreciation and amortization                       9,301          10,128          1,649          5,318             26,396
     General and administrative                          1,400           2,016             --             --              3,416
                                                   -----------     -----------        -------        -------        -----------
          Total expenses                                38,207          33,582          8,843          5,756             86,388
                                                   -----------     -----------        -------        -------        -----------

Equity in income of joint ventures                         651              --             --             --                651
Interest income                                            296              --             --             --                296
                                                   -----------     -----------        -------        -------        -----------


Income before minority interest                         19,271          12,855         (2,274)        (5,756)            24,096
Minority interest                                         (411)           (154)            --             --               (565)
                                                   -----------     -----------        -------        -------        -----------

Net income                                              18,860          12,701         (2,274)        (5,756)            23,531
Dividends attributable to preferred stock               (4,914)         (4,029)            --          1,174             (7,769)
                                                   -----------     -----------        -------        -------        -----------

Net income available to common stockholders        $    13,946     $     8,672        $(2,274)       $(4,582)       $    15,762
                                                   ===========     ===========        =======        =======        ===========

Net income per share of common stock-basic         $      0.33     $      0.33                                      $      0.26
                                                   ===========     ===========                                      ===========

Net income per share of common stock-diluted       $      0.33     $      0.33                                      $      0.25
                                                   ===========     ===========                                      ===========

Weighted average number of shares of common
stock-basic                                         42,618,030      26,172,571                                       61,629,825
                                                   ===========     ===========                                      ===========

Weighted average number of shares of common
stock-diluted                                       42,905,479      26,451,240                                       62,195,943
                                                   ===========     ===========                                      ===========


                             See accompanying notes.

                          AVALON BAY COMMUNITIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                           Pro Forma Adjustments
                                                           Avalon           Bay          -------------------------    Avalon Bay
                                                          Pro Forma      Pro Forma       Acquisition                  Pro Forma
                                                        Consolidated   Consolidated      Communities       Merger    Consolidated
                                                        ------------   ------------      -----------      --------   ------------

Revenue
     Rental income                                       $   197,081    $   172,081        $23,716              --    $   392,878
     Management fees                                           2,065             --             --              --          2,065
     Other income                                                928          4,961            502              --          6,391
                                                         -----------    -----------        -------        --------    -----------
          Total revenue                                      200,074        177,042         24,218              --        401,334
                                                         -----------    -----------        -------        --------    -----------

Expenses
     Operating expenses                                       75,589         53,522         11,629              --        140,740
     Interest expense                                         27,263         25,486         15,867           1,700         70,316
     Depreciation and amortization                            33,859         41,881          6,596          18,180        100,516
     General and administrative                                5,093          6,308             --              --         11,401
                                                         -----------    -----------        -------        --------    -----------
          Total expenses                                     141,804        127,197         34,092          19,880        322,973
                                                         -----------    -----------        -------        --------    -----------

Equity in income of joint ventures                             5,689             --             --              --          5,689
Interest income                                                1,346            375             --              --          1,721
Other income                                                     253             --             --              --            253
                                                         -----------    -----------        -------        --------    -----------

Income before gain on sale of community,
     extraordinary item and minority interest                 65,558         50,220         (9,874)        (19,880)        86,024
Gain on sale of community                                        677             --             --              --            677
                                                         -----------    -----------        -------        --------    -----------

Income before extraordinary item and minority
     interest                                                 66,235         50,220         (9,874)        (19,880)        86,701
Extraordinary item                                            (1,183)            --             --              --         (1,183)
                                                         -----------    -----------        -------        --------    -----------

Income before minority interest                               65,052         50,220         (9,874)        (19,880)        85,518
Minority interest                                               (936)          (674)            --              --         (1,610)
                                                         -----------    -----------        -------        --------    -----------

Net income                                                    64,116         49,546         (9,874)        (19,880)        83,908
Dividends attributable to preferred stock                    (19,656)       (16,063)            --           4,640        (31,079)
                                                         -----------    -----------        -------        --------    -----------

Net income available to common stockholders              $    44,460    $    33,483        $(9,874)       $(15,240)   $    52,829
                                                         ===========    ===========        =======        ========    ===========

Income per share before extraordinary item-
basic                                                    $      1.24    $      1.49                                   $      1.01
                                                         ===========    ===========                                   ===========

Income per share before extraordinary item-
diluted                                                  $      1.23    $      1.49                                   $      1.01
                                                         ===========    ===========                                   ===========

Net income per share of common stock-basic               $      1.21    $      1.49                                   $      0.99
                                                         ===========    ===========                                   ===========

Net income per share of common stock-diluted             $      1.20    $      1.49                                   $      0.98
                                                         ===========    ===========                                   ===========

Weighted average number of shares of common
stock-basic                                               36,762,781     22,472,394                                    53,431,061
                                                         ===========    ===========                                   ===========

Weighted average number of shares of common stock-
diluted                                                   37,006,148     22,472,394                                    53,674,428
                                                         ===========    ===========                                   ===========


                             See accompanying notes.

                                   AVALON BAY
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

1.       BASIS OF PRESENTATION

         The Bay Pro Forma Income Statement assumes that all acquisitions completed during 1997 and through March 31, 1998 had occurred as of January 1, 1997.

         The Avalon Pro Forma Income Statement assumes that all acquisitions completed during 1997 and through March 31, 1998 had occurred as of January 1, 1997.

         The pro forma adjustments for the Acquisition Communities represent the five communities acquired by Avalon, Bay or Avalon Bay subsequent to March 31, 1998 and one community that is a probable acquisition as if they had been acquired on January 1, 1997. The merger pro forma adjustments reflect the Merger as if it had occurred as of January 1, 1997.

2.       MERGER ADJUSTMENTS

            i. Interest expense: The adjustment is attributable to the interest incurred on funds obtained from the Unsecured Facilities used to pay estimated merger costs.

            ii. Depreciation and amortization: The adjustment results from (1) the net increase in real estate owned as a result of recording the Avalon real estate assets at fair value versus historical cost and (2) conforming the depreciation methodology of Avalon to the policies of Avalon Bay. Depreciation is computed on the straight-line method based on an estimated life of 30 years and an allocation of the stepped-up basis to land and building of 20% and 80%, respectively.

                                                                      THREE MONTHS ENDED          YEAR ENDED
                                                                       MARCH 31, 1998         DECEMBER 31, 1997
                                                                      ------------------      -----------------
Depreciation on Step-up                                                     $3,194                 $12,777
Avalon deferred financing                                                     (242)                   (968)
Adjustment to Avalon Historical Pro Forma depreciation to reflect the
  depreciation methods of Avalon Bay                                         2,366                   6,371
                                                                            ------                 -------
DEPRECIATION PRO FORMA ADJUSTMENT                                           $5,318                 $18,180
                                                                            ======                 =======

            iii. Weighted Average number of Common shares outstanding: The Pro Forma weighted average number of common shares outstanding are computed as follows:


                                                                                       THREE MONTHS ENDED       YEAR ENDED
                                                                                         MARCH 31, 1998      DECEMBER 31, 1997
                                                                                       ------------------    -----------------
Bay Pro Forma Weighted Average shares Outstanding ....................................     26,172,571            22,472,394
Issuance of Bay stock at an exchange ratio of .7683 of a share of Bay common
  stock for each weighted average share of Avalon common stock .......................     32,743,432            28,244,845
Conversion of Bay Series A Preferred Stock and Bay Series B Preferred Stock for
  Bay common stock at an exchange ratio of 1 share of preferred stock for 1
  share of common stock ..............................................................      2,713,822             2,713,822
                                                                                           ----------            ----------
Pro Forma Weighted Average Shares Common Stock - Basic - Avalon Bay ..................     61,629,825            53,431,061
Shares issuable from assumed conversion of Avalon and Bay common stock options .......        566,118               243,367
                                                                                           ----------            ----------
PRO FORMA WEIGHTED AVERAGE SHARES COMMON STOCK - DILUTED - AVALON BAY ................     62,195,943            53,674,428
                                                                                           ==========            ==========